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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                NOVEMBER 8, 2004


                         DIGITAL IMAGING RESOURCES INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                  0-10176                     22-2306487
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


                355 MADISON AVENUE, MORRISTOWN, NEW JERSEY 07960
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 538-4177


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          (Former name or former address, if changed since last report)











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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         During the period August 27, 2004 through October 25, 2004, the Registrant sold $94,500 principal amount of its convertible promissory notes, convertible into 472,500 shares of Common Stock. The convertible notes were sold in transactions not registered under the U. S. Securities Act of 1933, as amended (the "Securities Act"). The securities were sold by the Registrant to "accredited investors" as defined in Rule 501(a) under Regulation D under the Securities Act. The transactions were exempt from the registration requirements of the Securities Act by virtue of Section 4(2) thereof and Regulation D there under. No underwriter participated in the transactions. The total offering price and the consideration received by the Registrant was $94,500.


         As a consequence of the filing by the Registrant with the State of Delaware on November 8, 2004 of a Certificate of Amendment to its Certificate of Incorporation which, among other things, increased the shares of Common Stock authorized to be issued by the Registrant to 500,000,000 shares (before reflecting a one-for-twenty reverse stock split also effected on November 8,
2004), the elections made by the holders of $702,000 principal amount of the Registrant's convertible notes, including the holders of the $94,500 principal amount of notes described above, to convert their notes into an aggregate of approximately 4,599,246 shares (after reflecting the one-for-twenty reverse stock split) of the Registrant's Common Stock, $0.001 par value, became effective. The effectiveness of those elections was subject to the filing of that Certificate of Amendment increasing the authorized shares. The conversion transactions were not registered under the Securities Act by virtue of the exemption afforded by Section 3(a)(9) of the Securities Act. The notes converted were sold on various dates during 2003 and 2004 and were sold in transactions exempt from the registration requirements of the Securities Act by virtue of
Section 4(2) thereof and Regulation D there under. No underwriter participated in the conversion transactions.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Digital Imaging Resources Inc.





Dated:  December 1, 2004                    By:  /s/ Theodore Swartwood
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                                                 Theodore Swartwood, President







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